Note 5 - Investment Securities Available for Sale (Details) - Realized Gain on Available-for-Sale Securities (USD $) In Thousands, unless otherwise specified	3 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Realized Gain on Available-for-Sale Securities [Abstract]
Sales proceeds			$ 5,387	$ 18,931
Gross realized gains			542	128
Gross realized losses				(567)
Net (losses) gains on sales of investment securities	$ 542	$ 542	$ 542	$ (439)